UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2015 (April 30, 2015)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Approval of Mead Johnson Nutrition Company Long-Term Incentive Plan

As noted in Item 5.07 below, at the 2015 annual meeting of stockholders (the “2015 Annual Meeting”) of Mead Johnson Nutrition Company (the "Company"), the Company’s stockholders approved the Mead Johnson Nutrition Company Long-Term Incentive Plan (formerly known as the Mead Johnson Nutrition Company 2009 Stock Award and Incentive Plan) (the “LTIP ”) . The Company's Board of Directors adopted an amendment and restatement of the LTIP on December 4, 2014. A full description of the LTIP appears in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2015. A copy of the LTIP is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Company held its 2015 Annual Meeting on April 30, 2015. Of the 202,536,469 shares of common stock outstanding and entitled to vote as of the March 13, 2015 record date, 179,014,307 shares were represented in person or by proxy at the 2015 Annual Meeting. A summary of the final voting results for each of the four matters voted upon by the stockholders at the 2015 Annual Meeting is set forth below.

1.	Stockholders elected each of the 13 nominees for director to serve on the Board of Directors for a term to expire at the 2016 annual meeting of stockholders based upon the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Steven M. Altschuler, M.D.	171,334,948	518,704	1,074,834	6,085,821
Howard B. Bernick	171,477,152	376,411	1,074,923	6,085,821
Kimberly A. Casiano	171,787,077	67,232	1,074,177	6,085,821
Anna C. Catalano	171,373,331	479,946	1,075,209	6,085,821
Celeste A. Clark, Ph.D.	171,834,478	26,050	1,067,958	6,085,821
James M. Cornelius	171,029,259	828,451	1,070,776	6,085,821
Stephen W. Golsby	171,749,779	868,369	310,338	6,085,821
Michael Grobstein	171,120,302	733,781	1,074,403	6,085,821
Peter Kasper Jakobsen	171,718,856	135,311	1,074,319	6,085,821
Peter G. Ratcliffe	171,712,227	141,350	1,074,909	6,085,821
Michael A. Sherman	171,743,909	109,557	1,075,020	6,085,821
Elliott Sigal, M.D., Ph.D.	171,367,755	486,119	1,074,612	6,085,821
Robert S. Singer	170,750,257	1,861,194	317,035	6,085,821

2.	Stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,228,748	6,637,455	4,062,283	6,085,821

3.	Stockholders approved the LTIP based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,702,544	3,827,354	398,588	6,085,821

4.	Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015 based upon the following votes:

Votes For	Votes Against	Abstentions
178,444,517	259,459	310,331

Item 9.01.    Financial Statements and Exhibits

10.1
Mead Johnson Nutrition Company Long Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mead Johnson Nutrition Company

Date: April 30, 2015	By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President, General Counsel and Secretary